UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011 (March 29, 2011)

Cephalon, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-19119	23-2484489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Moores Road Frazer, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 344-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On March 29, 2011, Cephalon, Inc. (the “Company”) issued a press release confirming that it received an unsolicited proposal from Valeant Pharmaceuticals International, Inc. to acquire the Company for $73.00 per share.

The Company hereby incorporates by reference the press release dated March 29, 2011, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of Cephalon, Inc. dated March 29, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: March 30, 2011	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Cephalon, Inc. dated March 29, 2011